SMITH BARNEY SECTOR SERIES INC.

ARTICLES SUPPLEMENTARY

Smith Barney Sector Series Inc., a Maryland corporation having its principal office in Maryland in Baltimore City, Maryland
(hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

		FIRST:		The Charter of the Corporation
currently authorizes 3,000,000,000 shares of Common Stock, par value $.001 per share. The number of shares of Common Stock that the Corporation has authority to issue and their aggregate par value are not increased by these Articles Supplementary. One hundred fifty million unissued Common Stock shares of the Smith Barney Natural Resources Fund and three hundred fifty million unissued Common Stock shares of each of the Smith Barney Financial Services Fund, the Smith Barney Health Sciences Fund and the Smith Barney Technology Fund of the Corporation are reclassified as set forth below:

(1)	The Board of Directors hereby reclassifies 400,000,000
shares of such unissued authorized shares of Common Stock of the Corporation as shares of Class A Common Stock, Class B Common Stock, Class L Common Stock, Class Y Common Stock and Class Z Common Stock of the Smith Barney Global
Biotechnology Fund of the Corporation, which is hereby established as follows: The Corporation shall be authorized to issue up to 400,000,000 shares of each of the Class A Common Stock, Class B Common Stock, Class L Common Stock, Class Y Common Stock, and Class Z Common Stock of the Smith Barney Global Biotechnology Fund less, at any time, the total number of shares of all such other classes of Common Stock of the Smith Barney Global Biotechnology Fund then issued and outstanding. At no time may the Corporation cause to be issued and outstanding more than 400,000,000 shares of the Common Stock of all such classes of the Smith Barney Global Biotechnology Fund in the aggregate unless such number be hereafter increased in accordance with the Maryland General Corporation Law.

(2)	The Board of Directors hereby reclassifies 400,000,000
shares of the unissued authorized shares of Common Stock of the Corporation as shares of Class A Common Stock, Class B Common Stock, Class L Common Stock, Class Y Common Stock and Class Z Common Stock of the Smith Barney Global Media & Telecommunications Fund of the Corporation, which is hereby established as follows: The Corporation shall be authorized to issue up to 400,000,000 shares of each of the Class A Common Stock, Class B Common Stock, Class L Common Stock, Class Y Common Stock, and Class Z Common Stock of the Smith Barney Global Media & Telecommunications Fund less, at any time, the total number of shares of all such other classes of Common Stock of the Smith Global Media &
Telecommunications Fund then issued and outstanding. At no time may the Corporation cause to be issued and outstanding more than 400,000,000 shares of the Common Stock of all such classes of the Smith Barney Global Media &
Telecommunications Fund in the aggregate unless such number be hereafter increased in accordance with the Maryland
General Corporation Law.

(3)	The Board of Directors hereby reclassifies 400,000,000
of the unissued authorized shares of Common Stock of the Corporation as shares of Class A Common Stock, Class B
Common Stock, Class L Common Stock, Class Y Common Stock, and Class Z Common Stock of the Smith Barney Global
Technology Fund of the Corporation, which is hereby established as follows: The Corporation shall be authorized to issue up to 400,000,000 shares of each of the Class A Common Stock, Class B Common Stock, Class L Common Stock, Class Y Common Stock, and Class Z Common Stock of the Smith Barney Global Technology Fund less, at any time, the total number of shares of all such other classes of Common Stock of the Smith Barney Global Technology Fund then issued and outstanding. At no time may the Corporation cause to be issued and outstanding more than 400,000,000 shares of the Common Stock of all such classes of the Smith Barney Global Technology Fund in the aggregate unless such number be hereafter increased in accordance with the Maryland General Corporation Law.

		SECOND:	The shares of Class A, Class B, Class L,
Class Y and Class Z Common Stock, respectively, of each of the Smith Barney Global Biotechnology Fund, Smith Barney Global Media & Telecommunications Fund, and Smith Barney Global Technology Fund (each a "Fund" and collectively the "Funds")) classified hereby shall be subject to all of the provisions of the Corporation's Charter relating to stock of the Corporation generally, and to the following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption:

	(1)	All consideration received by the Corporation
for the issuance or sale of shares of the Class A, Class B, Class L, Class Y and Class Z Common Stock of a particular Fund, and of any other class of stock hereafter created with respect to that Fund, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Fund for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" the Fund. The classes of stock comprising a Fund shall have no interest in assets belonging to any other fund of the Corporation as determined by the Board of Directors in accordance with law.

	(2)	Dividends or distributions on shares of the
classes of stock comprising a Fund, whether payable in stock or cash, shall be paid only out of earnings, surplus or other assets belonging to the Fund.

	(3)	In the event of the liquidation or dissolution
of the Corporation or the liquidation of a Fund, stockholders of the classes of stock comprising a Fund shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, the assets belonging to the Fund and their proportionate interest in any general assets of the Corporation not belonging to any fund thereof as determined by the Board of Directors in accordance with law. The assets so distributable to the stockholders of a Fund shall be distributed among such stockholders in proportion to the relative net asset values of the classes of stock comprising the Fund and the number of shares of the particular class of the Fund held by them and recorded on the books of the Corporation, or in such other manner as may be determined by the Board of Directors in accordance with law.

	(4)	The assets belonging to a Fund shall be charged
with the liabilities of the Corporation in respect of the Fund and with the Fund's share of the general liabilities of the Corporation, in the latter case in the proportion that the respective net asset values of the classes of stock comprising the Fund bear to the net asset values of the classes of stock of all funds of the Corporation or in such other manner as may be determined by the Board of Directors in accordance with law. The determination of the Board of Directors shall be conclusive as to the allocation of assets and liabilities, including accrued expenses and reserves, to a given fund and the classes therein.

	(5)	The Class A, Class B, Class L, Class Y and Class
Z Common Stock shares of each Fund classified hereby will be invested in a common investment portfolio with the other classes of shares of the same Fund and, if hereafter authorized by the Board of Directors, with one or more other classes of stock in the same common investment portfolio of that Fund, and, as so invested, shall be subject to the following additional preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption:

		(a)	The dividends and distributions of
investment income and capital gains with respect to the classes of stock comprising a Fund shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary among the classes of stock comprising the Fund to reflect differing allocations of the expenses and liabilities of the Corporation and the Fund among the classes of stock and any resultant differences among the net asset values per share of the classes of stock comprising the Fund, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the Corporation and a Fund among the classes of stock comprising the Fund and any other class of stock of the Corporation and the determination of their respective net asset values and rights upon liquidation or dissolution of the Corporation or liquidation of a Fund shall be determined by the Board of Directors in accordance with law and in a manner that is consistent with Rule 18f-3 of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and any existing or future amendment to such rule or any rule or interpretation under the Investment Company Act that modifies, is an authorized alternative to, or supersedes such rule.

		(b)	The proceeds of the redemption of the
shares of any class of Common Stock comprising a Fund may be reduced by the amount of any contingent deferred sales charge, liquidation charge, or other charge (which charges may vary within and among the classes of stock comprising a
Fund) payable on such redemption pursuant to the terms of issuance of such shares or otherwise established by the Board of Directors, all in accordance with the Investment Company Act, and applicable rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

		(c)	At such times (which may vary between and
among the holders of particular classes of stock comprising a Fund) as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act, applicable rules and regulations thereunder, and applicable rules and regulations of the NASD and reflected in the pertinent registration statement of the Corporation, shares of any particular class of stock of a Fund may be automatically converted into shares of another class of stock of the Fund based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the pertinent registration statement of the Corporation as aforesaid.

	(6)	Except as hereinafter provided, on each matter
submitted to a vote of the stockholders of the Corporation or of a Fund, each holder of a share of Class A, Class B, Class L, Class Y or Class Z Common Stock of the Fund, and of any other class of stock hereafter created with respect to the Fund, shall be entitled to one vote for each such share standing in the stockholder's name on the books of the Corporation irrespective of class thereof. All holders of such shares shall vote as a single class with the holders of the other shares of Common Stock of the Corporation;
provided, however, that if voting by class or fund is required by the Investment Company Act or Maryland law as to any such matter, those requirements shall apply, and provided further, however, that, except as otherwise required by law, only the holders of shares of the class or classes or fund affected shall be entitled to vote and such holders shall the exclusive right to vote thereon. Without limiting the foregoing, and subject to the requirements of law, (i) holders of shares of Class A, Class B, Class L,
Class Y or Class Z Common Stock of a Fund, and of any other class hereafter created with respect to the Fund, shall have exclusive voting rights with respect to matters that only affect the Fund and no voting rights with respect to any matter that does not affect the Fund and (ii) the holders of each of the classes of Common Stock comprising the Fund shall have exclusive voting rights with respect to matters that only affect such class of Common Stock of the Fund and no voting rights with respect to any matter that does not affect such class.

	(7)	That, without limiting other investment of the
assets belonging to a Fund, the assets belonging to the Funds may be transferred to and invested in shares of stock or beneficial interest of other investment companies in a "master-feeder" or other relationship, any such transfer or investment to be construed as being in the ordinary course of business conducted by the Corporation.

	THIRD:	(a)  Immediately prior to these Articles
Supplementary becoming effective, the Corporation had authority to issue 3,000,000,000 shares of Common Stock, $.001 par value per share, with an aggregate par value of $3,000,000, classified as follows:

Fund
Total
Shares






Smith Barney
Natural
Resources Fund


750,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Financial
Services Fund


750,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Health Sciences
Fund


750,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Technology Fund


750,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

3,000,000,
000






			(b)  Immediately upon these Articles
Supplementary becoming effective, the Corporation has authority to issue 3,000.000.000 shares of Common Stock, $.001 par value per share, with an aggregate par value of $3,000,000, classified as follows:

Fund
Total
Shares






Smith Barney
Natural
Resources Fund


600,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Financial
Services Fund


400,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Health Sciences
Fund


400,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Technology Fund


400,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Global
Biotechnology
Fund


400,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Global Media &
Telecommunicati
ons Fund



400,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock

Smith Barney
Global
Technology Fund


400,000,00
0
Class A
Common
Stock
Class B
Common
Stock
Class L
Common
Stock
Class Y
Common
Stock
Class Z
Common
Stock









3,000,000,
000






		FOURTH:	The unissued shares of Common Stock of the
Corporation that have been reclassified as aforesaid have been reclassified by the Board of Directors pursuant to authority and power contained in the Charter of the Corporation.

	IN WITNESS WHEREOF, Smith Barney Sector Series Fund Inc. has caused these presents to be signed in its name and on its behalf as of July 12, 2000 by its duly authorized officers who acknowledge that these Articles Supplementary are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles Supplementary are true in all material respects, and that this statement is made under the penalties of perjury.



WITNESS:				SMITH BARNEY SECTOR SERIES INC.




Michael Kocur			Heath B. McLendon
Assistant Secretary			President
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